EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-K of Soligenix, Inc. (the “Company”) for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2014	/s/ Joseph M. Warusz
Joseph M. Warusz, CPA
Vice Presient of Finance, Acting Chief Financial Officer
(Principal Financial Officer)